Supplement dated June 29, 2009
to the
Grubb & Ellis AGA Funds
Statement of Additional Information
dated April 9, 2009

This supplement makes the following amendments to disclosure in the Statement of Additional Information (“SAI”) dated April 9, 2009 of the Grubb & Ellis AGA Realty Income Fund, Grubb & Ellis AGA U.S. Realty Fund and Grubb & Ellis AGA International Realty Fund  (the “Funds”), each a series of Trust for Professional Managers.

Footnote No. 2 to the “Sales Charges On Class A Shares” table under the section entitled “Purchase and Redemption of Fund Shares – Sales Charges on Class A Shares” on page B-34 on the SAI is hereby revised to read as follows:

“(2) The underwriter concession will be paid to Quasar Distributors, LLC (“Quasar”), the Funds’ distributor.  A portion of the underwriter concession may be directed by Quasar to Grubb and Ellis Securities, Inc., a registered broker-dealer, and an affiliate of the Adviser.”

Please retain this supplement with your Statement of Additional Information